                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 14, 1997
                Date of Report (Date of earliest event reported)



                                   ONEOK Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                       1-2572                73-0383100
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK Inc. (The Company) announced new executives assignments to maximize opportunities available as the natural gas industry restructures in Oklahoma and as ONEOK and Western Resources, Inc., combine gas assets in Oklahoma and Kansas.

                  On August 22, 1997 and September 25, 1997 the Company issued press releases, copies of which are attached hereto as exhibit 1.a and 1.b and incorporated herein by reference.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
  No.             Description
-------           -----------

1.a               Press release issued by ONEOK Inc. dated August 22, 1997.

1.b               Press release issued by ONEOK Inc. dated September 25, 1997.

Item 8.           Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 14th of November, 1997.


                                                 ONEOK Inc.

                                            By:  Jerry D. Neal
                                                 -------------------------------
                                                 Vice President, Chief Financial
                                                 Officer, and Treasurer

                                 EXHIBIT INDEX


EXHIBIT
NO.               DESCRIPTION
-------           -----------
1.a               Press release issued by ONEOK Inc. dated August 22, 1997.

1.b               Press release issued by ONEOK Inc. dated September 25, 1997.